[EXHIBIT 10y TO COLONIAL GAS COMPANY
                     FORM 10-K FOR THE YEAR ENDED 12/31/93]


                                               Contract #: 331800


                        SERVICE AGREEMENT
                     FOR RATE SCHEDULE FTS-8

      This  Service Agreement, made and entered into this  1st day
of  June, 1993,  by  and  between  TEXAS   EASTERN   TRANSMISSION
CORPORATION, a Delaware Corporation (herein called "Pipeline") and COLONIAL GAS COMPANY (herein called "Customer", whether one or more),

                      W I T N E S S E T H:

      WHEREAS, the Federal Energy Regulatory Commission  required
Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

      WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

      WHEREAS, Algonquin Gas Transmission Company ("Algonquin") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

     WHEREAS, Customer is also a customer of Algonquin; and

      WHEREAS,  Algonquin, in compliance with Order No.  636  and
Federal Energy Regulatory Commission orders issued in Docket  No.
RS92-28, is assigning its firm service rights on Pipeline directly to its customers; and

      WHEREAS, Customer's service rights hereunder are part of Algonquin's service rights being assigned to its customers; and

     WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of Algonquin's service rights to Customer;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                            ARTICLE I

                       SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof and of  Pipeline's Rate Schedule FTS-8, Pipeline agrees to deliver on a  firm basis for Customer's account quantities of gas up to  the following quantity:
             Maximum Daily Quantity (MDQ)   985 dth

      Pipeline shall receive for Customer's account, at the Customer Point(s), for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at the CNG Point(s), such daily quantities tendered up to such Customer's MDQ.

      Pipeline shall receive for Customer's account, at the CNG Point(s), for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at the Customer Point(s), such daily quantities tendered up to such Customer's MDQ.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage, as specified in the executed service agreement. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation
(MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ, as specified in the executed service agreement.


                           ARTICLE II

                        TERM OF AGREEMENT

      This Service Agreement shall become effective on June 1, 1993, and shall continue in force and effect until March 31,
2006, and from year to year thereafter unless terminated by either party upon twenty-four months' prior written notice. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill. Notwithstanding the foregoing, service shall not be terminated unless and until Pipeline has received abandonment authority pursuant to Section 7 of the Natural Gas Act. Customer shall have the right to oppose Pipeline's application to the Federal Energy Regulatory Commission, or any successor agency, for such abandonment authority. For the 120 days following termination of this Service Agreement, Pipeline shall utilize its best efforts to provide Customer with such additional interruptible transportation service, to be provided pursuant to Rate Schedule IT-1 or successor of Rate Schedule IT-1, as is necessary for Customer to withdraw and receive delivery of all gas remaining in storage pursuant to CNG's Rate Schedule GSS.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.


                           ARTICLE III

                          RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FTS-8 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline for, all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FTS-8 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed.

      Pipeline shall have the right from time to time, by the filing of a revised rate schedule, to increase or decrease the rates, to change the form of the applicable rate schedule and to take such other and further action with respect thereto without further consent by Customer and such changes in rates and other changes shall become the Rate Schedule and Terms and Conditions under which the gas shall be transported hereunder. Customer shall have the right to oppose any of the foregoing and to request reduction in rates to the extent that Customer is legally permitted to do so under the Natural Gas Act.


                           ARTICLE IV

               CUSTOMER POINT(S) AND CNG POINT(S)

      Natural gas to be received by Pipeline for Customer's account for service hereunder shall be received on the outlet side of the measuring station at or near the following designated Customer Point(s) or CNG Point(s), and natural gas to be delivered by Pipeline for Customer's account hereunder shall be delivered at the outlet side of the measuring stations at or near the following designated CNG Point(s) or Customer Point(s), in accordance with the Maximum Daily Receipt Obligation (MDRO) plus Applicable Shrinkage, Maximum Daily Delivery Obligation (MDDO), receipt and delivery pressure obligations and measurement responsibilities indicated below for each:



   Customer                Maximum Daily    Pressure        Measurement
     Point                   Obligation    Obligation    Responsibilities


1. In Hunterdon County,     985 dth       As requested      Pipeline
   New Jersey, and                        by Customer,
   designated by Pipeline                 not to exceed
   as Measuring Station                   750 psig.
   70087
2. In Morris County, New    985 dth       As requested      Pipeline
   Jersey, and designated                 by Customer,
   by Pipeline as                         not to exceed
   Measuring Station                      750 psig.
   71078                                  Pipeline

3. AGT - Colonial Gas      0              N/A             N/A
   Company for nomination
   purposes only
   79821




                        Maximum
                        Daily          Pressure          Measurement
   CNG Point            Obligation    Obligation     Responsibilities

1. In Noble County,       0 dth 1/     At such pressure     Pipeline
   Ohio, and             515 dth 2/   existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   70450                              Maximum Allowable
                                      Operating Pressure.

2. In Monroe County,      0 dth 1/    At such pressure     Pipeline
   Ohio, and              515 dth 2/  existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   70471                              Maximum Allowable
                                      Operating
                                      Pressure.

3. In Monroe County,      0 dth 1/    At such pressure    CNG Transmission
   Ohio, and              515 dth 2/  existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   70983                              Maximum Allowable
                                      Operating Pressure.

4. In Monroe County,      0 dth 1/    At such pressure    Pipeline
   Ohio, and              515 dth 2/  existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   70004                              Maximum Allowable
                                      Operating Pressure.

5. In Marshall County,    0 dth 1/    At such pressure   Pipeline
   West Virginia, and     515 dth 2/  existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   70372                              Maximum Allowable
                                      Operating Pressure.

6. In Greene County,    515 dth 1/    At such pressure    Pipeline
   Pennsylvania, and    515 dth 2/    existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   75037                              Maximum Allowable
                                      Operating Pressure.

7. In Somerset County,  515 dth 1/    At such pressure   Pipeline
   Pennsylvania, and    515 dth 2/    existing in
   designated by                      Pipeline's
   Pipeline as                        facilities not
   Measuring Station                  to exceed the
   70051                              Maximum Allowable
                                      Operating Pressure.

8. In Westmoreland      515 dth 1/    At such pressure   CNG Transmission
   County,              515 dth 2/    existing in
   Pennsylvania, and                  Pipeline's
   designated by                      facilities not
   Pipeline as                        to exceed the
   Measuring Station                  Maximum Allowable
   75082                              Operating Pressure.

9. In Clinton County,   470 dth 1/   At such pressure   CNG Transmission
   Pennsylvania, and    470 dth 2/   existing in
   designated by                     Pipeline's
   Pipeline as                       facilities not
   Measuring Station                 to exceed the
   75931                             Maximum Allowable
                                     Operating Pressure.


1/   for receipt by Pipeline for Customer's account

2/   for delivery by Pipeline for Customer's account


provided,   however,  that  Pipeline's  maximum   daily   receipt
obligation  shall  not  exceed 515 dth in the  aggregate  at  CNG
Points (6), (7) and (8) above;

further provided, however, that Pipeline's maximum daily delivery obligation shall not exceed 515 dth in the aggregate at CNG Points (1) through (8) above;
further provided, however, receipt of gas by Pipeline for Customer's account at Customer Point(s) shall be accomplished solely by the displacement of gas quantities otherwise deliverable to Customer by Pipeline pursuant to other contractual arrangements between Pipeline and Customer, and which quantities shall be billed by Pipeline and paid by Customer as if such deliveries in fact occurred pursuant to the relevant contractual arrangements;

further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Customer Points described above, including Pipeline's maximum daily delivery obligations under this and all other Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                  Aggregate Maximum
          Customer Point      Daily Delivery Obligation

              No. 1                 21,318 dth
              No. 2                  9,418 dth


and provided further that Pipeline shall have no obligation to deliver natural gas designated as MDQ at any Customer Point other than that listed below:

                         Customer Point

      Measuring Station 70087, Hunterdon County, New Jersey


                            ARTICLE V

                             QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
Section 5 of Pipeline's General Terms and Conditions.   Customer
agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.


                           ARTICLE VI

                            ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be con sidered as duly delivered when mailed by registered, certi-fied, or regular mail to the post office address of the parties hereto, as the case may be, as follows:


     (a)  Pipeline:   TEXAS EASTERN TRANSMISSION CORPORATION
                      5400 Westheimer Court
                      Houston, TX  77056-5310


     (b)  Customer:   COLONIAL GAS COMPANY
                      P.O. Box 3064
                      40 Market Street
                      Lowell, MA 01853

or such other address as either party shall designate by formal written notice.

                           ARTICLE VII

                           ASSIGNMENTS

     Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other.

                          ARTICLE VIII

                         INTERPRETATION

     The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

     This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                           ARTICLE IX

                CANCELLATION OF PRIOR CONTRACT(S)

     This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                              None
     IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respec tive corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                     TEXAS EASTERN TRANSMISSION CORPORATION



                      By   Diane T. Tom
                           Vice President



ATTEST:


Robert W. Reed, Secretary



                      COLONIAL GAS COMPANY



                      By   John P. Harrington
                           Vice President, Gas Supply


ATTEST:


Phyllis G. Semenchuck


                [END OF EXHIBIT 10y TO COLONIAL GAS COMPANY
                  FORM 10-K FOR THE YEAR ENDED 12/31/93]